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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-7851 on Form S-3 of Williams-Sonoma, Inc. of our reports dated April 15, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Williams-Sonoma, Inc. for the fiscal year ended January 28, 1996.


/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP
San Francisco, California


September 25, 1996